DELAWARE POOLED® TRUST

The Delaware Macquarie Real Estate Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus
dated June 29, 2010

Effective as of the date of this supplement, the changes below will go into effect.

Delaware Management Company (the “Manager”) terminated the Sub-Advisory Agreement dated June 23, 2010 by and between the Manager and Macquarie Capital Investment Management LLC and assumed management of the Portfolio.

The section of the Prospectus entitled, “Portfolio summary: Delaware Macquarie Real Estate Portfolio—What is the Portfolio’s investment objective?” is replaced in its entirety by the following:

What is the Portfolio’s investment objective?
The Portfolio seeks maximum long-term total return, with capital appreciation as a secondary objective.

The sections of the Prospectus entitled, “Portfolio summary: Delaware Macquarie Real Estate Portfolio— What are the Portfolio’s principal investment strategies?” and “What are the principal risks of investing in the Portfolio?” are replaced in their entirety by the following:

What are the Portfolio’s main investment strategies?
The Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolio is considered “nondiversified" as defined in the Investment Company Act of 1940, as amended (1940 Act), which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in REITs (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code (Code).

The Portfolio also invests in equity securities of real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored ADRs actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks, and enter into closing transactions with respect to those activities. These activities will be entered into to facilitate the Portfolio’s ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities, and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All of these short-term investments will be of the highest quality as determined by a nationally recognized statistical rating organization (NRSRO) (for example, AAA by Standard & Poor’s (S&P) or Aaa by Moody's Investors Service, Inc. (Moody’s)) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objectives.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Futures and options risk	The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Non-diversification risk	A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.
Prepayment risk	The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
Real estate industry risk	This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

The section of the Prospectus entitled, “Who manages the Portfolio?” is replaced in its entirety by the following:

Investment manager
Delaware Management Company

Portfolio managers	Position with Delaware	Start date on the
	Management Company	Portfolio

Babak "Bob" Zenouzi	Senior Vice President, Chief	November 8, 2010
Investment Officer – REIT Equity
Damon J. Andres, CFA	Vice President, Senior Portfolio	November 8, 2010
Manager

The section of the Prospectus entitled, “MANAGEMENT OF THE TRUST – Portfolio Manager” is replaced in its entirety by:

Portfolio Managers
Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Portfolio. When making investment decisions for the Portfolio, Mr. Zenouzi regularly consults with Damon J. Andres.

Bob Zenouzi, Senior Vice President, Chief Investment Officer – REIT Equity
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm's Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The first paragraph of the section of the Prospectus entitled, “MANAGEMENT OF THE TRUST – Sub-advisor” is hereby deleted.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 8, 2010.